SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 12, 2004




-------------------------------------------------------------------------------

                           $900,000,000 (APPROXIMATE)


                           GMAC RFC (GRAPHIC OMITTED)


                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-RS8


                           RAMP SERIES 2004-RS8 TRUST
                                     ISSUER


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    DEPOSITOR


                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER



                                 AUGUST 12, 2004


--------------------------------------------------------------------------------

                  CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

RAMP SERIES 2004-RS8 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-RS8 This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------



The information herein has been provided solely by Credit Suisse First Boston LLC ("CSFB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


RAMP SERIES 2004-RS8 TRUST STRUCTURE SUMMARY


CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)

 -------------- ------------ ------------ ------------ --------- ------------ ------------ ------------------ -------------- -------
                           Ratings                Pmt.        Interest                 Principal Window                      Final
                            (S&P                  Delay        Accrual     WAL (yrs.)  (mos.) to Call /   Exp. Maturity   Scheduled
     Class Amount ($)     /Moody's)    Bond Type   (days)       Basis       to Call       # of mos.          to Call       Maturity
 ---------------------- ------------ ------------ --------- ------------ ------------ ------------------ -------------- ------------
 A-I-1     $123,531,000   AAA / Aaa   Sr Fltr (4)     0     Actual/360      1.00         1 - 24 / 24      August 2006  December 2023
 A-I-2      26,149,000    AAA / Aaa   Sr Fxd (5)      24      30/360        2.20         24 - 30 / 7     February 2007  January 2026
 A-I-3      46,793,000    AAA / Aaa   Sr Fxd (5)      24      30/360        3.00        30 - 45 / 16       May 2008        May 2029
 A-I-4      47,894,000    AAA / Aaa   Sr Fxd (7)      24      30/360        5.00        45 - 82 / 38       June 2011      June 2032
 A-I-5      37,558,000    AAA / Aaa  Sr Fxd (6,7)     24       30/360       9.30        82 - 118 / 37      June 2014     August 2034
 A-I-6                    AAA / Aaa  Sr Fxd - NAS     24       30/360
            31,325,000                    (7)                               6.75        37 - 118 / 82      June 2014     August 2034
 M-I-1      20,125,000    AA / Aa2   Mez Fxd (6,7)    24       30/360       6.52        39 - 118 / 80      June 2014     August 2034
 M-I-2       9,625,000     A / A2    Mez Fxd (6,7)    24       30/360       6.52        39 - 118 / 80      June 2014     August 2034
 M-I-3       7,000,000   BBB / Baa2  Mez Fxd (6,7)    24       30/360       6.52        39 - 118 / 80      June 2014     August 2034
 TOTAL     $350,000,000
GROUP I
 A-II-1    $246,097,000   AAA / Aaa   Sr Fltr (8)     0      Actual/360     0.97         1 - 22 / 22       June 2006   [August 2013]
 A-II-2    189,023,000    AAA / Aaa  Sr Fltr (6,8)    0      Actual/360     2.85        22 - 68 / 47      April 2010     August 2034
 A-II-3     11,755,000    AAA / Aaa  Sr Fltr (6,8)    0      Actual/360     5.65         68 - 68 / 1      April 2010     August 2034
 M-II-1                   AA / Aa2     Mez Fltr       0      Actual/360
            38,500,000                   (6,8)                              4.56        45 - 68 / 24      April 2010     August 2034
 M-II-2                    A / A2      Mez Fltr       0      Actual/360
            30,250,000                   (6,8)                              4.24        41 - 68 / 28      April 2010     August 2034
 M-II-3                    A- / A3     Mez Fltr       0      Actual/360
            12,375,000                   (6,8)                              4.14        40 - 68 / 29      April 2010     August 2034
 M-II-4                  BBB+ / Baa1   Mez Fltr       0      Actual/360
            12,375,000                   (6,8)                              4.10        39 - 68 / 30      April 2010     August 2034
 M-II-5                  BBB / Baa2    Mez Fltr       0      Actual/360
             9,625,000                   (6,8)                              4.06        38 - 68 / 31      April 2010     August 2034
 TOTAL
GROUP
 II        $550,000,000
 GRAND
TOTAL      $900,000,000
 ---------------------- ------------ ------------ --------- ------------ ------------ ------------------ -------------- ------------

NOTES:
(1) Class sizes subject to a 10% variance. (2) Pricing Speed Assumption:
      Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter). Group II Loans: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(3) Each Certificate is illustrated as priced to both (i) the 10% optional call of the related Loan Group and (ii) the maturity of the related Loan Group.
(4) The pass-through rate on the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.
(5) The pass-through rate on the Class A-I-2 and Class A-I-3 Certificates will be equal to the related fixed rate per annum.
(6) If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-5 Certificates and the Class M-I-1 through Class M-I-3 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-2 and Class A-II-3 Certificates will double, and the margin on the Class M-II Certificates will each increase by a 1.5x multiple, in each case beginning on the second Distribution Date after the first possible related optional call date.
(7) The pass-through rates on the Class A-I-4, Class A-I-5, Class A-I-6, Class M-I-1, Class M-I-2 and Class M-I-3 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate.
(8) The pass-through rate on the Class A-II and Class M-II Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.

TRANSACTION OVERVIEW


 ISSUER:                        RAMP Series 2004-RS8 Trust.

 CERTIFICATES:                  The Class A-I-1 through Class A-I-6 Certificates
                                (collectively, the "Class A-I Certificates") and the Class M-I-1 through Class M-I-3 Certificates
                                (collectively, the "Class M-I Certificates"), are backed by first lien, fixed-rate mortgage loans (the "Group I Loans").


                                The Class A-II-1 through Class A-II-3 Certificates (collectively the Class "A-II Certificates") and the Class M-II-1 through Class M-II-5 Certificates (collectively, the "Class M-II Certificates") are backed by first lien, adjustable-rate mortgage loans (the "Group II Loans").


                                The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates." The Class M-I
                                Certificates and Class M-II Certificates are referred to together as the "Class M Certificates."

 LEAD MANAGER:                  Credit Suisse First Boston LLC.

 CO-MANAGERS:

                                Bear, Stearns & Co. Inc., J.P. Morgan Securities
                                Inc.   and   Residential    Funding   Securities
                                Corporation.

 DEPOSITOR:

                                Residential   Asset  Mortgage   Products,   Inc.
                                ("RAMP"). JPMorgan Chase Bank. TRUSTEE:

 MASTER SERVICER:

                                Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

 SUBSERVICER:

                                Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 80.47% of the Group I Loans and 100.00% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

 CUT-OFF DATE:

                                August 1, 2004 after deducting payments due during the month of August 2004.

 STATISTICAL CALCULATION DATE:  August 1, 2004.

 SETTLEMENT DATE:               On or about August 30, 2004.

 DISTRIBUTION DATES:

                                25th of each month (or the next business day if such day is not a business day) commencing on September 27, 2004.

 FORM OF CERTIFICATES:

                                Book-entry form through DTC, Clearstream and Euroclear.

 MINIMUM DENOMINATIONS:

                                For the Class A,  Class  M-I-1 and Class  M-II-1
                                Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-I-2, Class M-I-3, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates: $250,000 and integral multiples of $1 in excess thereof.

 ERISA CONSIDERATIONS:

                                It is expected that, as of the Settlement Date, the Class A Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates are not expected to be eligible for purchase by such plans as of the Settlement Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

 LEGAL INVESTMENTS:

                                The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

 TAX STATUS:                    One or more REMIC elections.

 COLLATERAL DESCRIPTION:

    Two loan groups: Group I (fixed) and Group II (adjustable).


                               ,, Group I Loans  will  consist  of  first  lien,
                                  fixed-rate mortgage loans with an aggregate principal balance of approximately $[350,000,000] as of the Cut-off Date.
                               ,, Group II Loans  will  consist  of first  lien,
                                  adjustable-rate mortgage loans with an aggregate principal balance of approximately $[550,000,000] as of the Cut-off Date.


 PREPAYMENT ASSUMPTIONS:

                                ,, Group I - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

                                ,, Group II - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.).

 OPTIONAL CALLS:

                                If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group (the "Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other. The exercise of the optional calls may be subject to limitations as described in the prospectus supplement.

 THE NEGOTIATED CONDUIT ASSET PROGRAM:

                                The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The mortgage loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.


                                Residential   Funding's  standard  programs  are
                                identified as follows:

                               ,, Jumbo  A  program,   under  which  Residential
                                  Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.
                               ,, Expanded   Criteria   program,   under   which
                                  Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.
                               ,, Home Solution program, under which Residential
                                  Funding purchases first lien "A"quality mortgage loans with LTVs up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.
                               ,, AlterNet  program,   under  which  Residential
                                  Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allows.

 CREDIT ENHANCEMENT:            A.  SUBORDINATION.

                                Except as described below, with respect to each loan group, if the related Class M Certificates remain outstanding, losses on the related mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of related Class M Certificates with the lowest payment priority, and the other related classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the related Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.


                                [OBJECT OMITTED]


                                (1) Includes the target overcollateralization requirement as described herein.


                                B. OVERCOLLATERALIZATION ("OC")


                                [OBJECT OMITTED]


                                C.  CROSS-COLLATERALIZATION.
                                The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.


                                D.  EXCESS SPREAD.
                                Group I: Initially equal to approximately [298] bps per annum. Group II: Initially equal to approximately [535] bps per annum.

 PRIORITY OF PAYMENTS:

                                Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:


                               (1) Distribution of accrued and unpaid interest to the related certificates;

                               (2) Distribution of principal to the related certificates, in the priority described herein;

                               (3) Distribution of principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, to cover realized losses;

                               (4) Distribution of additional principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

                               (5) Payment to the related certificates and subsequently, to the non-related certificates, in respect of prepayment interest shortfalls;

                               (6) To the extent provided in the prospectus supplement, payment to certain Group I Certificates in respect of any Group I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein, and payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount on a pro rata basis among the related certificates based on the amount of Group I Net WAC Cap Shortfall or Group II Basis Risk Shortfall, as applicable;

                               (7) Payment to the related certificates and subsequently, to the non-related certificates, in respect of current relief act shortfalls;

                               (8) To pay to the holders of the related Class A Certificates, pro rata, and then to the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                               (9) To pay to the holders of the non-related Class A Certificates, pro rata, and then to the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

                               (10) distribution of any remaining funds to the non-offered certificates

 INTEREST ACCRUAL PERIOD:
                                Class A-I-2 through Class A-I-6 Certificates and Class M-I Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.


                                Class   A-I-1,   Class   A-II  and  Class   M-II
                                Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

                               Group I Pass-Through Rates:

 PASS-THROUGH  RATES:           ,, On each Distribution Date, the Class
                                  A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and
                                  (ii) the Group I Net WAC Cap Rate.
                               ,, On each Distribution Date, for the Class A-I-2
                                  and Class A-I-3 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupon.
                               ,, On  each  Distribution  Date,  for  the  Class
                                  A-I-4, Class A-I-5, Class A-I-6 and Class M-I Certificates, interest will accrue at a rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.
                               ,, The  fixed  rate  coupon  on the  Class  A-I-5
                                  Certificates and the Class M-I Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second
                                  Distribution Date after the first possible related Optional Call Date.

                               Group II Pass-Through Rates:

                               ,, The Class A-II-1  Pass-Through  Rate will be a
                                  per annum rate equal to the least of (x) One-Month LIBOR plus [ ]% (the "Class A-II-1 Margin"), (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
                               ,, The Class A-II-2  Pass-Through  Rate will be a
                                  per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-2 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-2 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
                               ,, The Class A-II-3  Pass-Through  Rate will be a
                                  per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-3 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-3 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
                               ,, The Class M-II Pass-Through Rate will be a per
                                  annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M-II Margin, and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the related Class M-II Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

 GROUP I NET WAC CAP RATE:      For any Distribution Date, a
                                per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual
                                Period.


                                For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall (the "Group I Net WAC Cap Shortfall") will carry forward with interest thereon (the "Group I Net WAC Cap Shortfall Carry-Forward Amount").

 GROUP II NET WAC CAP RATE:     For any Distribution  Date,
                                a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual
                                Period.


                                For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall (the "Group II Basis Risk Shortfall") will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Group II Basis Risk Shortfall Carry-Forward Amount").

                               Master servicing fee and subservicing fee of approximately:

 WEIGHTED AVERAGE MONTHLY
 FEES:                          [0.37%] per annum for Group I
                                [0.47%] per annum for Group II

 NET MORTGAGE RATE:

                                With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

 ELIGIBLE MASTER SERVICING  COMPENSATION:

                                For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

 ADVANCES:

                                The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

 OVERCOLLATERALIZATION AMOUNT:

                                With respect to any Distribution Date and either loan group, the excess, if any, of the aggregate stated principal balance of the mortgage loans in the related loan group before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the related Class A Certificates and related Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

 GROUP I REQUIRED
 OVERCOLLATERALIZATION  AMOUNT:


                                With respect to any Distribution Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, 2.50% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 5.00% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I.

 TRIGGER EVENT:

                                A Trigger Event is in effect with respect to either loan group on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [50]% of the Group I Senior Enhancement Percentage or [38]% of the Group II Senior Enhancement Percentage, respectively, or
                                (ii) cumulative realized losses on the related mortgage loans as a percentage of the initial aggregate principal balance of the related mortgage loans as of the Cut-off Date exceed the following amounts:



                               GROUP I LOANS                           GROUP II LOANS

Months 37-48            [1.50]% in the first month plus         [4.25]% in the first month
                        an additional 1/12th of                 plus an additional  1/12th of [2.25]%
                        [1.00]% for every month thereafter      for every month thereafter

Months 49-60            [2.50]% in the first month plus         [6.50]% in the first month
                        an additional 1/12th of                 plus an additional  1/12th of [1.75]%
                        [.75]% for every month thereafter      for every month thereafter

Months 61-72            [3.25]% in the first month plus         [8.25]% in the first month
                        an additional 1/12th of                 plus an additional  1/12th of [0.75]%
                        [.75]% for every month thereafter      for every month thereafter

Months 73 and           [4.00]%                                 [9.00]%
thereafter



SIXTY-PLUS DELINQUENCY
PERCENTAGE:

                                With respect to any Distribution Date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that Distribution Date.

GROUP   I SENIOR  ENHANCEMENT
PERCENTAGE:
                                For  any   Distribution   Date,  the  percentage
                                obtained by dividing (x) the   sum of
                                (i) the aggregate certificate principal balance of the Class M-I-1, Class M-I-2 and Class M-I-3 Certificates and (ii) the related Overcollateralization Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date.

OVERCOLLATERALIZATION FLOOR:

                                As to either loan group, an amount equal to 0.50% of the aggregate stated principal balance of the related mortgage loans as of the Cut-off Date.

 OVERCOLLATERALIZATION INCREASE AMOUNT:

                                With respect to any Distribution Date and either loan group, an amount equal to the lesser of (i) available excess cash flow from the related and non-related mortgage loans available for payment of the Overcollateralization Increase Amount and
                                (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over (y) the related Overcollateralization Amount for that Distribution Date.

 OVERCOLLATERALIZATION REDUCTION AMOUNT:

                                With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the related Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the related mortgage loans for that Distribution Date.

 EXCESS OVERCOLLATERALIZATION  AMOUNT:

                                With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

 GROUP I PRINCIPAL  DISTRIBUTION AMOUNT:

                                As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-I and Class M-I Certificates prior to such Distribution Date and (ii) the sum of
                                (a) principal collected on the Group I Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

 CLASS A-I  PRINCIPAL
 DISTRIBUTION AMOUNT:


                                With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the Group I Principal Distribution Amount for that Distribution Date or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

                                ,, the Group I Principal Distribution Amount for that Distribution Date; and

                               ,, the  excess,  if  any,  of (A)  the  aggregate
                                  certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

 PRIORITY OF CLASS A-I
 PRINCIPAL DISTRIBUTIONS:

                                The Class A-I Principal Distribution Amount will be distributed to the Class A-I-1 through the Class A-I-6 Certificates as follows: first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case until paid in full.

 CLASS A-I-6 LOCKOUT
 DISTRIBUTION AMOUNT:

                                For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout
                                Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution
                                Amount for that Distribution Date or the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date.

 CLASS A-I-6
 PRO RATA DISTRIBUTION AMOUNT:

                                For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and
                                (y) the Class A-I Principal Distribution Amount for that Distribution Date.

 CLASS A-I-6
 LOCKOUT PERCENTAGE:
             Distribution Dates                           Lockout Percentage

 September 2004 through and including August 2007           0%

 September 2007 through and including August 2009          45%

 September 2009 through and including August 2010          80%

 September 2010 through and including August 2011          100%

 September 2011 and thereafter                             300%

 CLASS M-I-1 PRINCIPAL DISTRIBUTION AMOUNT:

                                With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount or
                                (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

                                ,, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount; and

                                ,, the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I Certificates (after taking into account the distribution of the Class A-I
                                Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

 CLASS M-I-2 With respect to any Distribution Date (i) prior to the Group I Stepdown PRINCIPAL DISTRIBUTION Date or on or after the Group I Stepdown Date if a Group I Trigger AMOUNT: Event is in effect for that Distribution Date, the remaining Group I
                                Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount or
                                (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining  Group I Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount for that Distribution
                                  Date) and (2) the certificate principal balance of the Class M-I-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

 CLASS  M-I-3
 PRINCIPAL  DISTRIBUTION  PRINCIPAL  DISTRIBUTION

                                With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I AMOUNT:
                                Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal
                                Distribution Amount and Class M-I-2 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

                                ,, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal
                                Distribution   Amount,   Class  M-I-1  Principal
                                Distribution Amount and Class M-I-2 Principal Distribution Amount; and


                                ,, the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I, Class M-I-1 and Class M-I-2 Certificates (after taking into account the distribution of the Class A-I Principal
                                Distribution   Amount,   Class  M-I-1  Principal
                                Distribution Amount and Class M-I-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of
                                (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

 GROUP I SUBORDINATION
 PERCENTAGE:

                                As to  any  class  of  Class  A-I or  Class  M-I
                                Certificates,   the  respective  percentage  set
                                forth below:

                                Class           Percentage
                                A-1             74.00%
                                M-I-1           85.50%
                                M-I-2           91.00%
                                M-I-3           95.00%

 GROUP I STEPDOWN DATE:

                                The Distribution Date which is the later to occur of (x) the Distribution Date in September 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

 GROUP II REQUIRED
OVERCOLLATERALIZATION  AMOUNT:

                                With respect to any Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 4.00% of Group II Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) 8.00% of the aggregate stated principal balance of the Group II Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group II.

 GROUP II SENIOR ENHANCEMENT
 PERCENTAGE:

                                For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date.

 GROUP II PRINCIPAL
 DISTRIBUTION AMOUNT:

                                As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-II and Class M-II Certificates prior to such Distribution Date and (ii) the sum of
                                (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.


 CLASS A-II PRINCIPAL  DISTRIBUTION AMOUNT:

                                With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that Distribution Date or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                                ,, the Group II Principal Distribution Amount for that Distribution Date; and

                               ,, the  excess,  if  any,  of (A)  the  aggregate
                                  certificate principal balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the
                                  Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

 CLASS A-II PRINCIPAL  DISTRIBUTIONS:

                                The Class  A-II  Principal  Distribution  Amount
                                will be distributed to the Class A-II-1 Certificates until the certificate principal balance thereof has been reduced to zero, then to the Class A-II-2 Certificates until the certificate principal balance thereof has been reduced to zero and then to the Class A-II-3 Certificates until the certificate principal balance thereof has been reduced to zero.

 CLASS M-II-1 PRINCIPAL  DISTRIBUTION AMOUNT:

                                With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the
                                  Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

 CLASS M-II-2 PRINCIPAL  DISTRIBUTION AMOUNT:

       With respect to any Distribution Date (i) prior to the Group II
           Stepdown Date or on or after the Group II Stepdown Date if a Group II
                                Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount and Class M-II-1 Principal Distribution Amount for that Distribution
                                  Date) and (2) the certificate principal balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

 CLASS M-II-3 PRINCIPAL  DISTRIBUTION AMOUNT:

                                With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal
                                Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II, Class M-II-1 and Class M-II-2 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount for that Distribution
                                  Date) and (2) the certificate principal balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

 CLASS M-II-4 PRINCIPAL
 DISTRIBUTION AMOUNT:

                                With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal
                                Distribution   Amount,  Class  M-II-1  Principal
                                Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal
                                  Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2 and Class M-II-3 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1
                                  Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the
                                  Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

 CLASS M-II-5 PRINCIPAL DISTRIBUTION AMOUNT:

                                With respect to any Distribution Date (i) prior to the Group II DISTRIBUTION AMOUNT: Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class
                                M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal
                                  Distribution  Amount,  Class M-II-2  Principal
                                  Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount,
                                  Class M-II-1  Principal  Distribution  Amount,
                                  Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the
                                  Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

 GROUP II SUBORDINATION  PERCENTAGE:

                                As to any  class  of Class  A-II or  Class  M-II
                                Certificates,   the  respective  percentage  set
                                forth below:

                                Class           Percentage
                                A-II             54.50%
                                M-II-1           68.50%
                                M-II-2           79.50%
                                M-II-3           84.00%
                                M-II-4           88.50%
                                M-II-5           92.00%

 GROUP II STEPDOWN DATE:

                                The Distribution Date which is the later to occur of (x) the Distribution Date in September 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.

 SUBSEQUENT RECOVERIES:

                                Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

AVAILABLE FUNDS CAP SCHEDULE

CLASS A-I-1 CERTIFICATES

-------------- ------------- --------------
    MONTH      PAYMENT DATE     NET WAC
                                 RATE1
      1         09/25/04         6.62
      2         10/25/04         6.84
      3         11/25/04         6.62
      4         12/25/04         6.84
      5         01/25/05         6.62
      6         02/25/05         6.62
      7         03/25/05         7.33
      8         04/25/05         6.62
      9         05/25/05         6.84
     10         06/25/05         6.62
     11         07/25/05         6.84
     12         08/25/05         6.62
     13         09/25/05         6.62
     14         10/25/05         6.84
     15         11/25/05         6.62
     16         12/25/05         6.84
     17         01/25/06         6.62
     18         02/25/06         6.62
     19         03/25/06         7.33
     20         04/25/06         6.62
     21         05/25/06         6.84
     22         06/25/06         6.62
     23         07/25/06         6.84
     24         08/25/06         6.62
-------------------------------------------

1 Run at prepayment assumption to call.

NET WAC CAP SCHEDULE

GROUP II CERTIFICATES

---------- -------- -------- --- ------------ --------- ----------
  MONTH      (%)1     (%)2          MONTH       (%)1       (%)2
    1       6.86     6.86            35        8.41      10.26
    2       7.09     7.09            36        8.29      10.58
    3       6.86     6.86            37        8.29      10.58
    4       7.09     7.09            38        8.57      10.93
    5       6.86     6.86            39        8.30      10.58
    6       6.86     6.87            40        8.57      10.95
    7       7.59     7.61            41        8.30      11.00
    8       6.86     6.87            42        8.30      11.40
    9       7.09     7.10            43        8.87      12.19
   10       6.86     6.87            44        8.30      11.41
   11       7.09     7.10            45        8.57      11.79
   12       6.86     6.87            46        8.30      11.41
   13       6.86     6.87            47        8.57      11.94
   14       7.09     7.11            48        8.30      11.70
   15       6.86     6.88            49        8.30      11.72
   16       7.09     7.11            50        8.57      12.13
   17       6.86     6.88            51        8.30      11.74
   18       6.86     6.88            52        8.57      12.13
   19       7.59     7.62            53        8.30      11.83
   20       6.86     6.88            54        8.30      11.92
   21       7.09     7.11            55        9.19      13.20
   22       6.86     6.89            56        8.30      11.93
   23       7.68     8.04            57        8.57      12.33
   24       7.98     8.68            58        8.29      12.00
   25       7.98     8.68            59        8.54      12.56
   26       8.24     8.97            60        8.19      12.49
   27       7.98     8.68            61        8.18      12.53
   28       8.25     8.97            62        8.46      12.96
   29       7.98     9.00            63        8.19      12.55
   30       7.98     9.30            64        8.46      12.98
   31       8.84    10.30            65        8.19      12.56
   32       7.98     9.31            66        8.19      12.56
   33       8.25     9.62            67        9.07      13.91
   34       7.98     9.31            68        8.19      12.56
------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.60%, 6-month LIBOR remains constant at 1.92% and 1-Year LIBOR/1-Year CMT remains constant at 2.277% run at the prepayment assumption to call.
(2) Assumes all indices instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call.



GROUP I BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)               10.06       1.73         1.25        1.00        0.84         0.74
  Modified Duration (at par)          9.01       1.70         1.24        0.99        0.84         0.74
  First Principal Payment Date       Sep04       Sep04       Sep04       SEP04       Sep04        Sep04
  Last Principal Payment Date        Feb23       Apr08       Mar07       AUG06       Mar06        Dec05
  Principal Payment Window
(Months)                              222         44           31          24          19           16

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)               19.67       4.18         2.86        2.20        1.79         1.51
  Modified Duration (at par)         13.49       3.79         2.66        2.07        1.70         1.44
  First Principal Payment Date       Feb23       Apr08       Mar07       AUG06       Mar06        Dec05
  Last Principal Payment Date        May25       May09       Nov07       FEB07       Aug06        Apr06
  Principal Payment Window
(Months)                               28         14           9           7           6            5

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)               22.78       6.05         4.02        3.00        2.39         2.00
  Modified Duration (at par)         14.18       5.20         3.61        2.76        2.23         1.88
  First Principal Payment Date       May25       May09       Nov07       FEB07       Aug06        Apr06
  Last Principal Payment Date        May29       Oct12       Sep09       MAY08       Jun07        Dec06
  Principal Payment Window
(Months)                               49         42           23          16          11           9

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)               26.35       11.45        7.30        5.00        3.81         2.94
  Modified Duration (at par)         14.00       8.37         5.88        4.28        3.36         2.66
  First Principal Payment Date       May29       Oct12       Sep09       MAY08       Jun07        Dec06
  Last Principal Payment Date        Jun32       Sep19       Mar15       JUN11       Aug09        Aug08
  Principal Payment Window
(Months)                               38         84           67          38          27           21

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)               28.39       17.30       12.45        9.30        6.92         5.35
  Modified Duration (at par)         13.30       10.48        8.54        6.93        5.49         4.44
  First Principal Payment Date       Jun32       Sep19       Mar15       JUN11       Aug09        Aug08
  Last Principal Payment Date        Feb33       May22       Jun17       JUN14       Jul12        Feb11
  Principal Payment Window
(Months)                               9          33           28          37          36           31

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)               14.08       8.13         7.29        6.75        6.32         5.73
  Modified Duration (at par)          9.50       6.38         5.86        5.52        5.24         4.84
  First Principal Payment Date       Sep07       Sep07       Sep07       SEP07       Nov07        Jan08
  Last Principal Payment Date        Feb33       May22       Jun17       JUN14       Jul12        Feb11
  Principal Payment Window
(Months)                              306         177         118          82          57           38

------------------------------------------------------------------------------------------------------------




GROUP I BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-I-1
  Average Life (Years)               25.84       12.03        8.55        6.52        5.27         4.52
  Modified Duration (at par)         13.14       8.26         6.44        5.21        4.37         3.85
  First Principal Payment Date       Nov25       Sep10       Nov08       NOV07       Sep07        Nov07
  Last Principal Payment Date        Feb33       May22       Jun17       JUN14       Jul12        Feb11
  Principal Payment Window
(Months)                               88         141         104          80          59           40

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)               25.84       12.03        8.55        6.52        5.26         4.48
  Modified Duration (at par)         12.56       8.04         6.31        5.12        4.30         3.77
  First Principal Payment Date       Nov25       Sep10       Nov08       NOV07       Sep07        Oct07
  Last Principal Payment Date        Feb33       May22       Jun17       JUN14       Jul12        Feb11
  Principal Payment Window
(Months)                               88         141         104          80          59           41

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-I-3
  Average Life (Years)               25.84       12.03        8.55        6.52        5.26         4.46
  Modified Duration (at par)         12.34       7.95         6.26        5.09        4.28         3.73
  First Principal Payment Date       Nov25       Sep10       Nov08       NOV07       Sep07        Sep07
  Last Principal Payment Date        Feb33       May22       Jun17       JUN14       Jul12        Feb11
  Principal Payment Window
(Months)                               88         141         104          80          59           42

------------------------------------------------------------------------------------------------------------






GROUP I BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)               28.88       20.38       15.39       11.68        8.71         6.45
  Modified Duration (at par)         13.39       11.36        9.64        8.03        6.44         5.07
  First Principal Payment Date       Jun32       Sep19       Mar15       JUN11       Aug09        Aug08
  Last Principal Payment Date        Jun34       Mar33       Jan30       AUG25       Oct21        Nov18
  Principal Payment Window
(Months)                               25         163         179         171         147          124

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)               14.09       8.15         7.33        6.83        6.54         6.40
  Modified Duration (at par)          9.50       6.38         5.88        5.56        5.37         5.28
  First Principal Payment Date       Sep07       Sep07       Sep07       SEP07       Nov07        Jan08
  Last Principal Payment Date        Apr34       Jan33       Nov29       JUN25       Aug21        Sep18
  Principal Payment Window
(Months)                              320         305         267         214         166          129

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-I-1
  Average Life (Years)               25.97       12.83        9.28        7.11        5.74         4.92
  Modified Duration (at par)         13.17       8.51         6.75        5.51        4.64         4.10
  First Principal Payment Date       Nov25       Sep10       Nov08       NOV07       Sep07        Nov07
  Last Principal Payment Date        Apr34       Apr30       Mar25       NOV20       Sep17        Jun15
  Principal Payment Window
(Months)                              102         236         197         157         121           92

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)               25.95       12.67        9.12        6.97        5.61         4.78
  Modified Duration (at par)         12.58       8.23         6.54        5.34        4.50         3.95
  First Principal Payment Date       Nov25       Sep10       Nov08       NOV07       Sep07        Oct07
  Last Principal Payment Date        Jan34       Feb28       Sep22       AUG18       Nov15        Dec13
  Principal Payment Window
(Months)                               99         210         167         130          99           75

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-I-3
  Average Life (Years)               25.90       12.35        8.82        6.74        5.42         4.60
  Modified Duration (at par)         12.35       8.05         6.37        5.20        4.37         3.82
  First Principal Payment Date       Nov25       Sep10       Nov08       NOV07       Sep07        Sep07
  Last Principal Payment Date        Oct33       Oct25       May20       OCT16       May14        Sep12
  Principal Payment Window
(Months)                               96         182         139         108          81           61

------------------------------------------------------------------------------------------------------------






GROUP II BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-1
  Average Life (Years)               12.30       1.52         1.16        0.97        0.83         0.74
  Modified Duration (at par)         10.82       1.50         1.16        0.97        0.83         0.73
  First Principal Payment Date       Sep04       Sep04       Sep04       SEP04       Sep04        Sep04
  Last Principal Payment Date        Jul25       Aug07       Sep06       JUN06       Feb06        Dec05
  Principal Payment Window
(Months)                              251         36           25          22          18           16

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-2
  Average Life (Years)               25.23       6.32         4.19        2.85        2.02         1.75
  Modified Duration (at par)         20.06       5.92         4.02        2.77        1.99         1.73
  First Principal Payment Date       Jul25       Aug07       Sep06       JUN06       Feb06        Dec05
  Last Principal Payment Date        Jun33       Mar16       May12       APR10       May07        Oct06
  Principal Payment Window
(Months)                               96         104          69          47          16           11

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-3
  Average Life (Years)               28.82       11.57        7.74        5.65        2.82         2.23
  Modified Duration (at par)         21.65       10.30        7.17        5.35        2.75         2.19
  First Principal Payment Date       Jun33       Mar16       May12       APR10       May07        Oct06
  Last Principal Payment Date        Jun33       Mar16       May12       APR10       Jul07        Dec06
  Principal Payment Window
(Months)                               1           1           1           1           3            3

------------------------------------------------------------------------------------------------------------






GROUP II BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)               26.64       7.72         5.23        4.56        4.00         2.52
  Modified Duration (at par)         20.16       7.05         4.93        4.35        3.84         2.46
  First Principal Payment Date       Jul27       Jun08       Nov07       MAY08       Jul07        Dec06
  Last Principal Payment Date        Jun33       Mar16       May12       APR10       Dec08        Jun07
  Principal Payment Window
(Months)                               72         94           55          24          18           7

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)               26.64       7.72         5.20        4.24        4.17         3.16
  Modified Duration (at par)         18.59       6.85         4.80        3.99        3.93         3.02
  First Principal Payment Date       Jul27       Jun08       Oct07       JAN08       May08        Jun07
  Last Principal Payment Date        Jun33       Mar16       May12       APR10       Dec08        Jan08
  Principal Payment Window
(Months)                               72         94           56          28          8            8

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)               26.64       7.72         5.20        4.14        3.82         3.40
  Modified Duration (at par)         18.03       6.77         4.75        3.87        3.60         3.23
  First Principal Payment Date       Jul27       Jun08       Oct07       DEC07       Mar08        Jan08
  Last Principal Payment Date        Jun33       Mar16       May12       APR10       Dec08        Jan08
  Principal Payment Window
(Months)                               72         94           56          29          10           1

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-4
  Average Life (Years)               26.64       7.72         5.19        4.10        3.68         3.40
  Modified Duration (at par)         17.19       6.65         4.68        3.79        3.44         3.20
  First Principal Payment Date       Jul27       Jun08       Sep07       NOV07       Jan08        Jan08
  Last Principal Payment Date        Jun33       Mar16       May12       APR10       Dec08        Jan08
  Principal Payment Window
(Months)                               72         94           57          30          12           1

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-5
  Average Life (Years)               26.64       7.72         5.18        4.06        3.57         3.40
  Modified Duration (at par)         16.89       6.60         4.66        3.74        3.34         3.19
  First Principal Payment Date       Jul27       Jun08       Sep07       OCT07       Nov07        Jan08
  Last Principal Payment Date        Jun33       Mar16       May12       APR10       Dec08        Jan08
  Principal Payment Window
(Months)                               72         94           57          31          14           1

------------------------------------------------------------------------------------------------------------






GROUP II BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-1
  Average Life (Years)               12.30       1.52         1.16        0.97        0.83         0.74
  Modified Duration (at par)         10.82       1.50         1.16        0.97        0.83         0.73
  First Principal Payment Date       Sep04       Sep04       Sep04       SEP04       Sep04        Sep04
  Last Principal Payment Date        Jul25       Aug07       Sep06       JUN06       Feb06        Dec05
  Principal Payment Window
(Months)                              251         36           25          22          18           16

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-2
  Average Life (Years)               25.26       6.50         4.31        2.93        2.02         1.75
  Modified Duration (at par)         20.08       6.06         4.12        2.85        1.99         1.73
  First Principal Payment Date       Jul25       Aug07       Sep06       JUN06       Feb06        Dec05
  Last Principal Payment Date        Feb34       Jun20       Apr15       MAY12       May07        Oct06
  Principal Payment Window
(Months)                              104         155         104          72          16           11

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-3
  Average Life (Years)               29.69       19.18       13.09        9.54        2.82         2.23
  Modified Duration (at par)         22.12       15.71       11.40        8.63        2.75         2.19
  First Principal Payment Date       Feb34       Jun20       Apr15       MAY12       May07        Oct06
  Last Principal Payment Date        Jun34       Jun28       Jun21       DEC16       Jul07        Dec06
  Principal Payment Window
(Months)                               5          97           75          56          3            3

------------------------------------------------------------------------------------------------------------






GROUP II BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)               26.75       8.50         5.76        4.94        5.47         2.52
  Modified Duration (at par)         20.21       7.63         5.36        4.68        5.14         2.46
  First Principal Payment Date       Jul27       Jun08       Nov07       MAY08       Jul07        Dec06
  Last Principal Payment Date        Jun34       Sep25       Feb19       MAR15       Jan14        Jun07
  Principal Payment Window
(Months)                               84         208         136          83          79           7

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)               26.75       8.45         5.69        4.60        4.49         4.34
  Modified Duration (at par)         18.63       7.34         5.18        4.28        4.21         4.05
  First Principal Payment Date       Jul27       Jun08       Oct07       JAN08       May08        Jun07
  Last Principal Payment Date        May34       Apr24       Jan18       MAY14       Jan12        Dec11
  Principal Payment Window
(Months)                               83         191         124          77          45           55

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)               26.75       8.38         5.64        4.46        4.06         4.42
  Modified Duration (at par)         18.07       7.21         5.09        4.13        3.80         4.13
  First Principal Payment Date       Jul27       Jun08       Oct07       DEC07       Mar08        Sep08
  Last Principal Payment Date        Apr34       Jul22       Sep16       JUN13       May11        Nov09
  Principal Payment Window
(Months)                               82         170         108          67          39           15

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-4
  Average Life (Years)               26.74       8.30         5.57        4.37        3.89         3.92
  Modified Duration (at par)         17.22       7.02         4.97        4.01        3.62         3.65
  First Principal Payment Date       Jul27       Jun08       Sep07       NOV07       Jan08        Apr08
  Last Principal Payment Date        Mar34       Jun21       Dec15       NOV12       Dec10        Jul09
  Principal Payment Window
(Months)                               81         157         100          61          36           16

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-5
  Average Life (Years)               26.72       8.17         5.48        4.27        3.74         3.62
  Modified Duration (at par)         16.91       6.89         4.88        3.91        3.47         3.38
  First Principal Payment Date       Jul27       Jun08       Sep07       OCT07       Nov07        Jan08
  Last Principal Payment Date        Jan34       Jan20       Dec14       FEB12       May10        Feb09
  Principal Payment Window
(Months)                               79         140          88          53          31           14

------------------------------------------------------------------------------------------------------------





GROUP I COLLATERAL SUMMARY



------------------------------------------------------------------------------------------------------------
Current Principal Balance                        $291,194,494.22
Number of Mortgage Loans                                   2,075

                                                         AVERAGE               MINIMUM              MAXIMUM
Original Principal Balance                              $140,553               $20,000             $986,000

                                                WEIGHTED AVERAGE               MINIMUM              MAXIMUM
Original Term (mos)                                          351                   120                  360
Age (mos)                                                      2                     0                   12
Gross Mortgage Rate                                       7.207%                4.875%              11.990%
Loan-to-Value Ratio                                       90.42%                    12                  107
Credit Score                                                 707                   530                  816
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
LIEN POSITION                % OF LOAN GROUP               LOAN PURPOSE                     % OF LOAN GROUP
-------------                ---------------               ------------                     ---------------
1st Lien                             100.00%               Purchase                                  69.85%
                                                           Equity Refinance                          21.87%
OCCUPANCY                    % OF LOAN GROUP               Rate/Term Refinance                        8.25%
---------                    ---------------
Primary Residence                     68.55%               Debt Consolidation                         0.03%
Non-Owner Occupied                    29.07%
Second/Vacation                        2.38%               PROPERTY TYPE                    % OF LOAN GROUP
                                                           -------------                    ---------------
                                                           Single-family detached                    71.33%
DOCUMENTATION                % OF LOAN GROUP               Two- to four-family units                 10.73%
-------------                ---------------
Full Documentation                    58.23%               PUD (detached)                             9.68%
Reduced Documentation                 41.77%               Condo Low-Rise                             5.51%
                                                           PUD (attached)                             1.86%
SERVICING                    % OF LOAN GROUP               Townhouse                                  0.36%
---------                    ---------------
Homecomings                           80.47%               Manufactured Housing                       0.20%
                                                           Condo Mid-Rise                             0.17%
DELINQUENCY                  % OF LOAN GROUP               Leasehold                                  0.12%
-----------                  ---------------
Current                               99.94%               Condo High-Rise                            0.05%
30 to 59 Days Delinquent               0.06%


EXCEPTION CATEGORY           % OF LOAN GROUP               PERCENT OF POOL
Expanded Criteria (RALI)              57.88%                WITH PREPAYMENT PENALTY                  36.62%
Home Solution (RAMP-RZ)               24.21%
Alternet (RASC)                       13.83%               PERCENT OF POOL
Jumbo A (RFMSI)                        4.08%                OVER 80% LTV WITH MI                     48.16%

                                                           PERCENT OF POOL
                                                            WITH INTEREST ONLY PERIOD                 1.28%
------------------------------------------------------------------------------------------------------------





                               CREDIT SCORES OF THE GROUP I LOANS

 Range of Credit        Number     Aggregate    Percent     Average Principal        Weighted Average
                        of         Principal    of
                        Mortgage    Balance     Group I
 Scores                  Loans    Outstanding    Loans     Balance Outstanding         Original LTV
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
520 - 539                       1       $55,234  0.02%                    $55,234                   85.00
540 - 559                       7       412,053   0.14                     58,865                   86.36
560 - 579                      10       718,072   0.25                     71,807                   93.92
580 - 599                      25     2,556,297   0.88                    102,252                   93.24
600 - 619                      38     4,434,159   1.52                    116,688                   89.13
620 - 639                     115    17,183,990   5.90                    149,426                   92.41
640 - 659                     141    18,709,826   6.43                    132,694                   90.38
660 - 679                     213    31,670,611  10.88                    148,688                   83.80
680 - 699                     354    49,416,726  16.97                    139,595                   89.71
700 - 719                     354    50,840,094  17.46                    143,616                   91.98
720 - 739                     282    40,595,377  13.94                    143,955                   91.61
740 - 759                     236    32,611,962  11.20                    138,186                   90.75
760 >=                        299    41,990,094  14.42                    140,435                   92.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                      2,075  $291,194,494   100.00%                $140,335                   90.42

                      ORIGINAL MORTGAGE LOAN BALANCE OF THE GROUP I LOANS


                         Number   Aggregate   Percent    Average
 Range of Original       of       Principal   of        Principal     Weighted
 Balances                Mortgage Balance     Group      Balance      Average        Weighted Average
 ($)                      Loans   Outstanding I Loans  Outstanding  Credit Score       Original LTV
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
0.01 - 100,000.00             801 $58,304,313 20.02%        $72,789           701                   92.21
100,000.01 - 200,000.00       942 133,691,439  45.91        141,923           709                   92.05
200,000.01 - 300,000.00       222  53,794,262  18.47        242,316           710                   89.57
300,000.01 - 400,000.00        66  22,968,079  7.89         348,001           699                   86.12
400,000.01 - 500,000.00        25  10,808,490  3.71         432,340           706                   87.12
500,000.01 - 600,000.00        12   6,497,262  2.23         541,439           722                   81.14
600,000.01 - 700,000.00         4   2,543,852  0.87         635,963           675                   78.23
700,000.01 - 800,000.00         1     718,856  0.25         718,856           793                   80.00
800,000.01 - 900,000.00         1     884,056  0.30         884,056           677                   80.00
900,000.01 -                    1     983,887  0.34         983,887           687                   55.00
1,000,000.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                      2,075$291,194,494  100.00%     $140,335           707                   90.42




                               MORTGAGE RATES OF THE GROUP I LOANS


                       Number      Aggregate    Percent     Average
                       of          Principal    of         Principal      Weighted
 Range of Mortgage     Mortgage     Balance     Group       Balance       Average       Weighted Average
 Rates (%)              Loans     Outstanding   I Loans   Outstanding   Credit Score      Original LTV
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
4.500 - 4.999                  1        $95,401  0.03%          $95,401           721                 68.00
5.000 - 5.499                 11      1,679,991  0.58           152,726           741                 74.83
5.500 - 5.999                109     22,303,305  7.66           204,617           723                 78.04
6.000 - 6.499                240     41,848,396  14.37          174,368           721                 84.71
6.500 - 6.999                413     63,254,515  21.72          153,159           713                 88.04
7.000 - 7.499                370     50,251,246  17.26          135,814           706                 92.16
7.500 - 7.999                417     52,223,643  17.93          125,237           701                 95.08
8.000 - 8.499                204     25,310,387  8.69           124,071           700                 95.59
8.500 - 8.999                228     26,722,409  9.18           117,204           701                 97.54
9.000 - 9.499                 30      2,959,385  1.02            98,646           624                 96.81
9.500 - 9.999                 27      2,519,907  0.87            93,330           612                 95.47
10.000 - 10.499               14      1,105,150  0.38            78,939           582                 94.11
10.500 - 10.999                6        459,683  0.16            76,614           587                 97.55
11.000 - 11.499                3        351,860  0.12           117,287           606                 99.10
11.500 - 11.999                2        109,217  0.04            54,609           565                 92.41
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                     2,075   $291,194,494  100.00%       $140,335           707                 90.42




                            NET MORTGAGE RATES OF THE GROUP I LOANS


                     Number    Aggregate   Percent    Average
                     of        Principal   of        Principal        Weighted
 Range of Net        Mortgage   Balance    Group      Balance      Average Credit      Weighted Average
 Mortgage Rates (%)   Loans   Outstanding  I Loans  Outstanding        Score             Original LTV
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
4.500 - 4.999               5   $1,210,493  0.42%        $242,099               780                   76.60
5.000 - 5.499              70   15,431,618  5.30          220,452               727                   76.27
5.500 - 5.999             201   34,537,018  11.86         171,826               716                   82.02
6.000 - 6.499             367   59,740,750  20.52         162,781               715                   87.67
6.500 - 6.999             465   64,968,909  22.31         139,718               710                   91.47
7.000 - 7.499             415   52,791,863  18.13         127,209               700                   94.53
7.500 - 7.999             214   27,013,114  9.28          126,230               694                   95.73
8.000 - 8.499             230   24,865,279  8.54          108,110               710                   98.48
8.500 - 8.999              58    6,102,698  2.10          105,219               658                   96.18
9.000 - 9.499              26    2,654,744  0.91          102,106               619                   96.41
9.500 - 9.999              16    1,228,131  0.42           76,758               580                   94.34
10.000 - 10.499             3      188,801  0.06           62,934               596                   96.91
10.500 - 10.999             3      351,860  0.12          117,287               606                   99.10
11.000 - 11.499             2      109,217  0.04           54,609               565                   92.41
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                  2,075 $291,194,494  100.00%      $140,335               707                   90.42


                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS


 Range of           Number     Aggregate   Percent    Average
 Original           of         Principal   of        Principal        Weighted
 Loan-to-Value      Mortgage    Balance    Group      Balance      Average Credit      Weighted Average
 Ratios (%)          Loans    Outstanding  I Loans  Outstanding        Score             Original LTV
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
0.01 - 50.00               18   $2,007,720  0.69%        $111,540               719                   38.47
50.01 - 55.00               9    1,723,964  0.59          191,552               695                   54.23
55.01 - 60.00              16    2,783,011  0.96          173,938               696                   57.94
60.01 - 65.00              17    3,777,176  1.30          222,187               677                   63.38
65.01 - 70.00              25    4,094,673  1.41          163,787               696                   69.03
70.01 - 75.00              58    8,568,698  2.94          147,736               704                   74.19
75.01 - 80.00             359   59,996,238  20.60         167,120               709                   79.77
80.01 - 85.00              71    8,706,223  2.99          122,623               696                   84.49
85.01 - 90.00             260   39,694,568  13.63         152,671               701                   89.61
90.01 - 95.00             336   46,398,411  15.93         138,091               697                   94.86
95.01 - 100.00            846  105,378,724  36.19         124,561               716                   99.90
100.01 - 105.00            55    7,236,400  2.49          131,571               700                  102.84
105.01 - 110.00             5      828,688  0.28          165,738               721                  106.81
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                  2,075 $291,194,494  100.00%      $140,335               707                   90.42




                STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP I LOANS


                        Number     Aggregate    Percent   Average
                        of         Principal    of        Principal     Weighted
                        Mortgage    Balance     Group I   Balance       Average       Weighted Average
 State or Territory      Loans    Outstanding    Loans    Outstanding Credit Score      Original LTV
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Florida                       236   $34,946,517  12.00%      $148,078           701                 88.58
California                     96    26,094,786   8.96        271,821           719                 79.69
Texas                         185    21,209,451   7.28        114,646           708                 91.49
Virginia                       94    14,596,199   5.01        155,279           702                 91.95
Illinois                       87    13,288,003   4.56        152,736           722                 94.35
Indiana                        98    11,546,477   3.97        117,821           709                 97.62
New Jersey                     51    11,541,588   3.96        226,306           706                 87.30
Pennsylvania                   82    10,410,766   3.58        126,961           714                 95.55
Ohio                           93    10,239,783   3.52        110,105           700                 95.28
Michigan                       88    10,140,674   3.48        115,235           698                 91.26
Maryland                       50     9,857,901   3.39        197,158           707                 90.87
Other                         915   117,322,351  40.29        128,221           705                 91.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                      2,075  $291,194,494   100.00%    $140,335           707                 90.42

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                               LOAN PURPOSE OF THE GROUP I LOANS

                      Number      Aggregate                Average      Weighted
                      of          Principal     Percent    Principal    Average
                      Mortgage     Balance      of Group   Balance    Credit Score    Weighted Average
 Loan Purpose          Loans     Outstanding     I Loans   Outstanding                  Original LTV
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Purchase                 1,461     $203,404,386  69.85%      $139,223           714                 92.96
Equity refinance           448       63,678,977   21.87       142,141           688                 86.11
Rate/Term refinance        165       24,010,701   8.25        145,519           693                 80.33
Debt consolidation           1          100,431   0.03        100,431           697                100.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                   2,075     $291,194,494    100.00%   $140,335           707                 90.42


                                 OCCUPANCY OF THE GROUP I LOANS

                      Number      Aggregate                Average      Weighted
                      of          Principal     Percent    Principal    Average
                      Mortgage     Balance      of Group   Balance    Credit Score    Weighted Average
 Occupancy Type        Loans     Outstanding     I Loans   Outstanding                  Original LTV
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Primary Residence        1,276     $199,606,487  68.55%      $156,431           700                 90.39
Non Owner Occupied         756       84,646,916   29.07       111,967           722                 90.77
Second/Vacation             43        6,941,091   2.38        161,421           726                 87.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                   2,075     $291,194,494    100.00%   $140,335           707                 90.42





                               PROPERTY TYPE OF THE GROUP I LOANS

                           Number   Aggregate              Average      Weighted
                           of       Principal   Percent    Principal    Average
                           Mortgage Balance     of Group   Balance    Credit Score     Weighted Average
 Property Type              Loans   Outstanding  I Loans   Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Single-family detached        1,540$207,715,974  71.33%      $134,881           706                   91.26
Two- to four- family units      201  31,251,541   10.73       155,480           718                   86.40
PUD (detached)                  154  28,184,371   9.68        183,015           698                   89.57
Condo Low-Rise                  123  16,039,685   5.51        130,404           713                   89.58
PUD (attached)                   35   5,413,076   1.86        154,659           721                   90.62
Townhouse                         8   1,038,014   0.36        129,752           705                   91.03
Manufactured Home                 7     568,976   0.20         81,282           659                   81.58
Condo Mid-Rise                    4     483,259   0.17        120,815           731                   94.01
Leasehold                         2     347,710   0.12        173,855           665                   61.30
Condo High-Rise                   1     151,887   0.05        151,887           710                   95.00
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                        2,075$291,194,494    100.00%   $140,335           707                   90.42




                            DOCUMENTATION TYPE OF THE GROUP I LOANS

                         Number    Aggregate               Average      Weighted
                         of        Principal   Percent     Principal    Average
                         Mortgage  Balance     of Group    Balance    Credit Score     Weighted Average
 Documentation Type       Loans    Outstanding  I Loans    Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Full Documentation           1,298$169,570,445   58.23%      $130,640           707                   93.06
Reduced Documentation          777 121,624,049   41.77        156,530           707                   86.74
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                       2,075$291,194,494     100.00%   $140,335           707                   90.42



PREPAYMENT PENALTY TERM OF THE GROUP I LOANS

                        Number    Aggregate                Average      Weighted
                        of        Principal    Percent     Principal    Average
                        Mortgage   Balance     of Group    Balance    Credit Score     Weighted Average
 Credit Grade            Loans   Outstanding    I Loans    Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
None                       1,279  $184,555,463   63.38%      $144,297           711                    88.2
12 Months                     62     9,098,755    3.12        146,754           679                    93.7
24 Months                     47     5,677,952    1.95        120,807           680                    96.7
36 Months                    602    78,602,964   26.99        130,570           704                    95.7
60 Months                     82    12,857,579    4.42        156,800           693                      85
Other                          3       401,781    0.14        133,927           732                    81.7
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                     2,075  $291,194,494     100.00%   $140,335           707                   90.42

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, and 60 months. No loans have prepayment penalty terms greater than 60 months.


GROUP II COLLATERAL SUMMARY
------------------------------------------------------------------------------------------------------------
Current Principal Balance                  $511,555,980.20
Number of Mortgage Loans                             3,436

                                                   AVERAGE                  MINIMUM                 MAXIMUM
Original Principal Balance                        $149,068                  $42,000              $2,000,000

                                          WEIGHTED AVERAGE                  MINIMUM                 MAXIMUM
Original Term (mos)                                    360                      300                     360
Age (mos)                                                1                        0                      12
Gross Mortgage Rate                                 7.558%                   2.875%                 10.850%
Loan-to-Value Ratio                                 93.06%                   34.00%                 107.00%
Credit Score                                           639                      507                     805

Margin                                              6.966%                   2.250%                 11.475%
Initial Periodic Cap                                3.179%                   0.000%                  6.000%
Maximum Mortgage Rate                              13.541%                   8.875%                  16.990
Minimum Mortgage Rate                               7.127%                   2.250%                 11.475%
Next Rate Adjustment (mos)                              30                        5                      84
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
LIEN POSITION                  % OF LOAN GROUP                   LOAN PURPOSE               % OF LOAN GROUP
-------------                  ---------------                   ------------               ---------------
1st Lien                               100.00%                   Purchase                            70.87%
                                                                 Equity Refinance                    24.98%
OCCUPANCY                      % OF LOAN GROUP                   Rate/Term Refinance                  4.15%
---------                      ---------------
Primary Residence                       94.73%
Non-Owner Occupied                       3.27%                   PROPERTY TYPE              % OF LOAN GROUP
                                                                 -------------              ---------------
Second/Vacation                          2.00%                   Single-family detached              73.97%
                                                                 PUD(detached)
14.72%
DOCUMENTATION                  % OF LOAN GROUP                   Condo Low-Rise                       4.68%
-------------                  ---------------
Full Documentation                      65.63%                   PUD (attached)                       3.16%
Reduced Documentation                                            Two- to four- family
                                        34.37%                   units                                2.28%
                                                                 Townhouse                            0.54%
                                                                 Condo Mid-Rise                       0.26%
SERVICING                      % OF LOAN GROUP                   Condo High-Rise                      0.18%
---------                      ---------------
Homecomings                            100.00%                   Manufactured Home                    0.09%
                                                                 Cooperative - 1 bedroom              0.08%
DELINQUENCY                    % OF LOAN GROUP                   Leasehold                            0.04%
-----------                    ---------------
Current                                 98.88%
30 to 59 Days Delinquent                 1.12%
                                                                 PERCENT OF POOL
                                                                  WITH PREPAYMENT PENALTY            60.87%
EXCEPTION CATEGORY             % OF LOAN GROUP
Alternet (RASC)                         80.38%                   PERCENT OF POOL
Expanded Criteria (RALI)                 9.90%                    OVER 80% LTV WITH MI                7.12%
Jumbo A (RFMSI)                          8.84%
Home Solution (RAMP-RZ)                  0.87%                   PERCENT OF POOL
                                                                  WITH INTEREST ONLY                  9.95%
Seasoned Loans                           0.00%                   PERIOD
------------------------------------------------------------------------------------------------------------
                              CREDIT SCORES OF THE GROUP II LOANS

 Range of Credit        Number     Aggregate    Percent     Average Principal        Weighted Average
                        of         Principal    of
                        Mortgage    Balance     Group
 Scores                  Loans    Outstanding   II Loans   Balance Outstanding       Original LTV (%)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
500 - 519                       1      $263,245  0.05%                   $263,245                   80.00
520 - 539                       2       260,904   0.05                    130,452                   95.00
540 - 559                      99    10,573,519   2.07                    106,803                   89.72
560 - 579                     297    36,141,263   7.06                    121,688                   93.93
580 - 599                     575    71,726,499  14.02                    124,742                   97.31
600 - 619                     665    88,719,081  17.34                    133,412                   96.56
620 - 639                     573    83,550,527  16.33                    145,812                   95.22
640 - 659                     424    67,593,812  13.21                    159,419                   92.53
660 - 679                     286    48,564,425   9.49                    169,806                   89.93
680 - 699                     199    35,129,131   6.87                    176,528                   89.98
700 - 719                     112    23,945,039   4.68                    213,795                   85.61
720 - 739                      76    16,486,982   3.22                    216,934                   85.88
740 - 759                      67    14,086,118   2.75                    210,241                   86.65
760 >=                         60    14,515,437   2.84                    241,924                   85.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                      3,436  $511,555,980   100.00%                $148,881                   93.06



                      ORIGINAL MORTGAGE LOAN BALANCE OF THE GROUP II LOANS

                     Number     Aggregate    Percent       Average                           Weighted
                     of         Principal    of           Principal         Weighted         Average
 Range of Original   Mortgage    Balance     Group         Balance       Average Credit    Original LTV
 Balance ($)          Loans    Outstanding   II Loans    Outstanding          Score            (%)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
1 - 100,000             1,067    $82,531,135  16.13%             $77,349              618           95.90
100,001 - 200,000       1,785    253,560,925  49.57              142,051              630           95.36
200,001 - 300,000         404     97,538,845  19.07              241,433              647           92.75
300,001 - 400,000         110     38,649,865   7.56              351,362              667           87.54
400,001 - 500,000          45     20,481,770   4.00              455,150              691           83.96
500,001 - 600,000          12      6,542,580   1.28              545,215              696           75.63
600,001 - 700,000           5      3,219,835   0.63              643,967              702           73.57
700,001 - 800,000           1        731,250   0.14              731,250              696           65.00
800,001 - 900,000           2      1,690,000   0.33              845,000              691           72.09
900,001 - 1,000,000         3      2,860,841   0.56              953,614              683           76.66
1,700,001 -                 1      1,748,934   0.34            1,748,934              665           65.00
1,800,000
1,900,001 -                 1      2,000,000   0.39            2,000,000              738           63.00
2,000,000
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                  3,436   $511,555,980   100.00%          $148,881              639           93.06








                              MORTGAGE RATES OF THE GROUP II LOANS


                                     Percent
                       Number      Aggregate    of          Average
                       of          Principal    Group      Principal      Weighted
 Range of Mortgage     Mortgage     Balance     II          Balance       Average       Weighted Average
 Rates (%)              Loans     Outstanding    Loans    Outstanding   Credit Score    Original LTV (%)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
<= 2.999                       1       $423,257  0.08%         $423,257           681                 80.00
3.500 - 3.999                  4        555,948  0.11           138,987           705                 90.28
4.000 - 4.499                  6      1,830,218  0.36           305,036           673                 78.89
4.500 - 4.999                 40     14,953,912  2.92           373,848           705                 74.74
5.000 - 5.499                 65     17,959,847  3.51           276,305           703                 76.52
5.500 - 5.999                142     32,531,268  6.36           229,093           693                 82.27
6.000 - 6.499                160     30,346,546  5.93           189,666           691                 89.48
6.500 - 6.999                274     48,968,809  9.57           178,718           669                 92.03
7.000 - 7.499                349     55,187,821  10.79          158,131           646                 93.59
7.500 - 7.999                742    104,984,200  20.52          141,488           636                 95.64
8.000 - 8.499                557     73,394,868  14.35          131,768           615                 96.29
8.500 - 8.999                623     76,486,705  14.95          122,772           602                 96.93
9.000 - 9.499                286     33,612,143  6.57           117,525           594                 98.11
9.500 - 9.999                160     18,047,760  3.53           112,799           590                 98.51
10.000 - 10.499               19      1,632,849  0.32            85,939           583                 98.32
10.500 - 10.999                8        639,830  0.13            79,979           590                 98.41
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                     3,436   $511,555,980  100.00%       $148,881           639                 93.06
                            NET MORTGAGE RATES OF THE GROUP II LOANS


                                     Percent
                     Number       Aggregate     of          Average
                     of           Principal     Group      Principal      Weighted
 Range of Net        Mortgage      Balance      II          Balance       Average       Weighted Average
 Mortgage Rates (%)    Loans     Outstanding     Loans    Outstanding   Credit Score    Original LTV (%)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
<= 2.999                      1        $423,257  0.08%         $423,257           681                 80.00
3.000 - 3.499                 3         368,848  0.07           122,949           714                 90.43
3.500 - 3.999                 5       1,203,234  0.24           240,647           691                 85.01
4.000 - 4.499                25      10,521,332  2.06           420,853           703                 75.24
4.500 - 4.999                63      18,654,881  3.65           296,109           698                 76.25
5.000 - 5.499               133      30,893,759  6.04           232,284           697                 80.78
5.500 - 5.999               175      33,868,778  6.62           193,536           690                 88.95
6.000 - 6.499               285      50,773,714  9.93           178,153           668                 91.86
6.500 - 6.999               430      67,490,115  13.19          156,954           647                 93.99
7.000 - 7.499               699      98,459,183  19.25          140,857           633                 95.23
7.500 - 7.999               613      79,441,518  15.53          129,595           614                 96.45
8.000 - 8.499               584      71,191,649  13.92          121,904           602                 97.21
8.500 - 8.999               278      33,077,111  6.47           118,982           596                 98.34
9.000 - 9.499               121      13,409,581  2.62           110,823           589                 98.39
9.500 - 9.999                15       1,269,585  0.25            84,639           587                 98.50
10.000 - 10.499               6         509,434  0.10            84,906           586                 98.01
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                    3,436    $511,555,980  100.00%       $148,881           639                 93.06


                      ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

 Range of       Number   Aggregate   Percent
 Original       of       Principal   of        Average Principal
 Loan-to-Value  Mortgage Balance     Group          Balance         Weighted Average    Weighted Average
 Ratios (%)      Loans   Outstanding II Loans     Outstanding         Credit Score      Original LTV (%)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
0.01 - 50.00           7  $1,015,352  0.20%               $145,050                 691                40.19
50.01 - 55.00          5     436,174   0.09                 87,235                 641                52.05
55.01 - 60.00          9   2,937,365   0.57                326,374                 694                58.43
60.01 - 65.00          9   6,107,332   1.19                678,592                 700                64.06
65.01 - 70.00         19   7,333,643   1.43                385,981                 683                68.80
70.01 - 75.00         39  10,562,667   2.06                270,838                 673                74.18
75.01 - 80.00        244  54,041,694  10.56                221,482                 689                79.80
80.01 - 85.00         83  14,936,176   2.92                179,954                 627                84.60
85.01 - 90.00        352  55,439,787  10.84                157,499                 642                89.83
90.01 - 95.00      1,070 142,477,865  27.85                133,157                 622                94.90
95.01 - 100.00     1,591 215,243,695  42.08                135,288                 632                99.91
100.01 - 105.00        6     771,583   0.15                128,597                 620               102.64
105.01 - 110.00        2     252,648   0.05                126,324                 733               107.00
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:             3,436$511,555,980   100.00%            $148,881                 639                93.06


               STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP II LOANS


                                    Percent
                Number   Aggregate  of Group
                of       Principal  II Loans   Average Principal
 State or       Mortgage Balance                    Balance         Weighted Average   Weighted Average
 Territory       Loans   Outstanding              Outstanding         Credit Score     Original LTV (%)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Florida              395$62,602,551  12.24%               $158,487                 666              91.27
California           144 44,170,353   8.63                 306,739                 682              84.09
Georgia              192 29,128,488   5.69                 151,711                 627              94.50
Texas                231 27,994,092   5.47                 121,187                 616              96.46
Illinois             159 23,144,971   4.52                 145,566                 630              94.25
Michigan             171 22,830,412   4.46                 133,511                 628              94.07
Minnesota            115 20,796,251   4.07                 180,837                 634              95.39
Ohio                 165 18,949,520   3.70                 114,846                 624              96.51
Virginia              95 18,892,502   3.69                 198,868                 656              89.62
Other              1,769243,046,841   47.51                137,392                 631              94.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:             3,436$511,555,980   100.00%            $148,881                 639              93.06

Note: Other includes states and the District of Columbia with under 3% concentrations individually.






                               LOAN PURPOSE OF THE GROUP II LOANS

                      Number      Aggregate                Average      Weighted
                      of          Principal     Percent    Principal    Average
                      Mortgage     Balance      of Group   Balance    Credit Score    Weighted Average
 Loan Purpose          Loans     Outstanding    II Loans   Outstanding                Original LTV (%)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Purchase                 2,537     $362,528,648  70.87%      $142,897           640                 94.91
Equity refinance           793      127,795,582   24.98       161,155           633                 89.16
Rate/Term refinance        106       21,231,750   4.15        200,300           663                 84.93
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                   3,436     $511,555,980    100.00%   $148,881           639                 93.06

                                OCCUPANCY OF THE GROUP II LOANS

                      Number      Aggregate                Average      Weighted
                      of          Principal     Percent    Principal    Average
                      Mortgage     Balance      of Group   Balance    Credit Score    Weighted Average
 Occupancy Type        Loans     Outstanding    II Loans   Outstanding                Original LTV (%)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Primary Residence        3,264     $484,584,168  94.73%      $148,463           637                 93.52
Non Owner Occupied         108       16,723,504   3.27        154,847           680                 82.32
Second/Vacation             64       10,248,308   2.00        160,130           684                 88.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                   3,436     $511,555,980    100.00%   $148,881           639                 93.06

                              PROPERTY TYPE OF THE GROUP II LOANS

                              Number      Aggregate                  Average     Weighted      Weighted
                              of          Principal    Percent      Principal    Average        Average
                              Mortgage     Balance     of Group      Balance     Credit      Original LTV
 Property Type                  Loans    Outstanding   II Loans    Outstanding     Score          (%)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Single-family detached             2,713  $378,409,069  73.97%          $139,480         634          94.13
PUD (detached)                       371    75,325,166   14.72           203,033         652          89.72
Condo Low-Rise (less than 5          168    23,957,673   4.68            142,605         657          91.22
stories)
PUD (attached)                        95    16,165,402   3.16            170,162         650          93.11
Two- to four- family units            56    11,653,811   2.28            208,104         666          88.07
Townhouse                             17     2,758,058   0.54            162,239         643          86.49
Condo Mid-Rise (5 to 8                 5     1,306,039   0.26            261,208         644          84.14
stories)
Condo High-Rise (9 stories or more)    5       932,233   0.18            186,447         715          83.92
Manufactured Home                      4       443,713   0.09            110,928         657          86.35
Cooperative - 1 bedroom                1       393,000   0.08            393,000         752          75.00
Leasehold                              1       211,817   0.04            211,817         650          76.00
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                             3,436  $511,555,980    100.00%       $148,881         639          93.06

                            DOCUMENTATION TYPE OF THE GROUP II LOANS

                                          Aggregate                  Average     Weighted      Weighted
                                          Principal    Percent      Principal    Average        Average
                           Number of       Balance     of Group      Balance     Credit      Original LTV
 Documentation Type      Mortgage Loans  Outstanding   II Loans    Outstanding     Score          (%)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Full Documentation                 2,428  $335,709,885  65.63%          $138,266         625          95.43
Reduced Documentation              1,008   175,846,095   34.37           174,450         665          88.54
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                             3,436  $511,555,980    100.00%       $148,881         639          93.06
                         PREPAYMENT PENALTY TERM OF THE GROUP II LOANS

                        Number    Aggregate                Average      Weighted
                        of        Principal    Percent     Principal    Average
 Prepayment Penalty     Mortgage   Balance     of Group    Balance    Credit Score     Weighted Average
 Term                    Loans   Outstanding    II Loans   Outstanding                 Original LTV (%)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
None                       1,223  $200,158,817   39.13%       163,662           646                   89.71
12 Months                    105    18,647,732    3.65       $177,597           648                   90.86
24 Months                  1,345   183,545,697   35.88        136,465           625                   96.49
36 Months                    641    85,711,426   16.76        133,715           631                   95.53
60 Months                    113    21,776,104    4.26        192,709           712                   86.69
Other                          9     1,716,204    0.34        190,689           633                   98.12
------------------------------------------------------------------------------------------------------------
TOTAL:                     3,436  $511,555,980     100.00%   $148,881           639                   93.06
*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36 and 60  months. No loans have prepayment penalty terms greater than 60 months.



                                INDEX TYPE OF THE GROUP II LOANS

                        Number    Aggregate                Average      Weighted
                        of        Principal    Percent     Principal    Average
                        Mortgage   Balance     of Group    Balance    Credit Score     Weighted Average
 Index Type              Loans   Outstanding    II Loans   Outstanding                 Original LTV (%)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Libor - 6 Month            3,281  $467,066,306   91.30%      $142,355           633                   94.52
Libor - 1 Year               143    42,168,833    8.24        294,887           701                   77.36
Treasury - 1 Year             12     2,320,841    0.45        193,403           697                   83.66
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                     3,436  $511,555,980     100.00%   $148,881           639                   93.06

                           MAXIMUM MORTGAGE RATE OF THE GROUP II LOANS

                         Number    Aggregate               Average      Weighted
                         of        Principal    Percent    Principal    Average
 Range of Maximum        Mortgage   Balance     of Group   Balance    Credit Score     Weighted Average
 Mortgage Rate (%)        Loans   Outstanding   II Loans   Outstanding                 Original LTV (%)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
8.000 - 8.999                   1      $423,257   0.08%      $423,257           681                   80.00
9.000 - 9.999                  21     7,271,660   1.42        346,270           711                   74.73
10.000 - 10.999                90    27,556,041   5.39        306,178           699                   76.30
11.000 - 11.999               160    35,364,479   6.91        221,028           695                   82.38
12.000 - 12.999               395    72,682,052   14.21       184,005           678                   91.20
13.000 - 13.999             1,084   159,546,708   31.19       147,183           639                   94.83
14.000 - 14.999             1,155   147,706,313   28.87       127,884           609                   96.53
15.000 - 15.999               484    56,836,312   11.11       117,430           595                   98.29
16.000 - 16.999                46     4,169,159   0.81         90,634           593                   98.15
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL:                      3,436  $511,555,980    100.00%   $148,881           639                   93.06







                               NOTE MARGIN OF THE GROUP II LOANS

                                                                      Weighted
                                                Percent               Average
                       Number      Aggregate    of       Average    Credit Score
                       of          Principal    Group    Principal
 Range of Note         Mortgage     Balance     II       Balance                     Weighted Average
 Margin(%)               Loans    Outstanding    Loans   Outstanding                 Original LTV (%)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2.000 - 2.499                 168   $49,331,334  9.64%     $293,639           703                   77.00
2.500 - 2.999                  88    16,168,868  3.16       183,737           710                   87.40
3.000 - 3.499                  38     8,473,054  1.66       222,975           689                   84.15
3.500 - 3.999                 104    22,436,230  4.39       215,733           704                   85.41
4.000 - 4.499                   4     1,161,861  0.23       290,465           675                   83.72
4.500 - 4.999                   4       589,425  0.12       147,356           657                   89.90
5.000 - 5.499                  39     6,596,856  1.29       169,150           658                   93.04
5.500 - 5.999                  70    13,801,555  2.70       197,165           672                   96.96
6.000 - 6.499                 176    26,049,581  5.09       148,009           660                   98.43
6.500 - 6.999                 151    25,482,893  4.98       168,761           655                   92.38
7.000 - 7.499                 309    46,989,684  9.19       152,070           642                   93.32
7.500 - 7.999                 491    70,378,438  13.76      143,337           635                   94.65
8.000 - 8.499                 598    78,385,145  15.32      131,079           619                   95.86
8.500 - 8.999                 560    70,761,836  13.83      126,360           602                   96.64
9.000 - 9.499                 396    47,337,649  9.25       119,540           595                   97.65
9.500 - 9.999                 181    21,517,119  4.21       118,879           592                   98.65
10.000 - 10.499                43     4,721,118  0.92       109,793           588                   98.03
10.500 - 10.999                11       901,983  0.18        81,998           593                   99.05
11.000 - 11.499                 5       471,352  0.09        94,270           630                   99.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL:                      3,436  $511,555,980  100.00%   $148,881           639                   93.06








                    NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS

                                                                      Weighted
                                                Percent               Average
                                   Aggregate    of       Average    Credit Score
                      Number of    Principal    Group    Principal
 Next Interest Rate   Mortgage      Balance     II       Balance                    Weighted Average
 Adjustment Date (%)    Loans     Outstanding    Loans   Outstanding                Original LTV (%)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
2005-01                         9    $2,426,097  0.47%     $269,566           702                 83.90
2005-08                         2       214,860  0.04       107,430           720                 82.41
2005-09                         1        44,547  0.01        44,547           608                 53.00
2005-10                         1       136,053  0.03       136,053           616                100.00
2005-12                         3       544,261  0.11       181,420           652                 91.75
2006-01                         6       583,593  0.11        97,265           599                 91.15
2006-02                         8     1,390,565  0.27       173,821           615                 96.40
2006-03                        14     2,185,769  0.43       156,126           648                 94.75
2006-04                        40     6,305,663  1.23       157,642           628                 94.16
2006-05                       147    21,278,496  4.16       144,752           643                 97.05
2006-06                       890   118,838,370  23.23      133,526           628                 97.62
2006-07                       942   132,146,967  25.83      140,283           620                 94.66
2006-08                       327    45,787,955  8.95       140,024           618                 93.90
2006-09                         3       755,812  0.15       251,937           620                 87.21
2006-12                         1       259,680  0.05       259,680           664                 95.00
2007-01                         1       176,415  0.03       176,415           720                 80.00
2007-03                         3       677,438  0.13       225,813           625                 95.53
2007-04                        14     2,471,727  0.48       176,552           654                 88.24
2007-05                        71    10,251,340  2.00       144,385           644                 93.44
2007-06                       251    35,682,818  6.98       142,163           641                 93.45
2007-07                       329    50,890,752  9.95       154,683           643                 90.36
2007-08                       120    18,655,044  3.65       155,459           639                 90.16
2009-01                         1       393,000  0.08       393,000           752                 75.00
2009-03                         1       177,865  0.03       177,865           706                 75.00
2009-04                         6     1,229,194  0.24       204,866           690                 84.84
2009-05                        28     9,667,371  1.89       345,263           697                 75.21
2009-06                        31     6,491,383  1.27       209,399           689                 84.54
2009-07                       145    30,267,864  5.92       208,744           707                 84.68
2009-08                        15     4,972,225  0.97       331,482           740                 76.86
2011-05                         1       346,711  0.07       346,711           744                 90.00
2011-06                         4       445,615  0.09       111,404           726                 76.60
2011-07                        17     4,587,909  0.90       269,877           746                 78.96
2011-08                         4     1,272,620  0.25       318,155           708                 77.33
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TOTAL:                      3,436  $511,555,980  100.00%   $148,881           639                 93.06
